

Dorchester Minerals, LP

ANNUAL MEETING

May 16, 2018

DMLP NASDAQ



Forward-Looking Statements

Portions of this document may constitute, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate”, “intend”, “plan”, “goal”, “seek”, “believe”, “project”, “estimate”, “expect”, “strategy”, “future”, “likely”, “may”, “should”, “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.


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DHL
MAYER
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16
+190
+200
+180
+160
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DHL
State 8
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660' FWL
2310' FSL
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OUTLINE

- Observations and Trends
- Distributions
- Minerals NPI Activity
- Production and Reserves
- Property Discussion

DMLP
NASDAQ

Observations and Trends

Increased Volatility Based on Many Factors

- Production Volumes
  - Pad Operations → Drilling & Completion
  - Midstream challenges
- Cash Flow and Distributions
  - Wide range of ownership %
  - Timing → First pays and prior period adjustments
  - Lease bonuses and leasehold sales

Permian Basin Activity is Driving Results

- Midland Basin
  - Transitioning to development mode → some delineation remains
  - Optimization of lateral lengths and well completion
- Delaware Basin
  - Still in delineation mode → current activity will define the eastern boundary in Winkler County
  - Consolidation of operatorship may temper rig count

Active Portfolio Management

- Maximizing asset value while pursuing accretive acquisitions
- Demands on partnership resources → people and time

2017 Distributions

Cash Distributions Paid in Calendar 2017

- Reflects Q4 2016 to Q3 2017 activity


Net Royalty Revenue
$37.7 MM
NPI Payments
$3.5 MM
Other Revenue
$2.9 MM
Total Revenue
$44.1 MM
LP Distribution
$36.4 MM
GP Distribution
$1.4 MM
Total Expenses
$6.3 MM

Composition of 2017 Revenue


Millions $
40
35
30
25
20
15
10
5
0
$3.5
$37.7
NPI
Royalty
Bakken
Fayetteville
Mid-Continent
Permian
Other

Note: Total expenses includes $1.1 MM of Royalty Ad Valorem taxes

DMLP NASDAQ

2017 Distributions

Components and Prices

- Royalty properties contributed 85% to total 2017 LP distributions
- Gross Revenue → 67% oil & liquids sales, 26% gas sales, 7% other


LP Distribution History ($/unit)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Royalties
NPI
Other Revenue


Gas Price ($/Mcf)
Oil Price ($/bbl)
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Gas Price
Oil Price

Note: Oil and Gas prices represent realized prices from royalty properties. Oil prices include Plant Products.

Minerals NPI

Activity from August 2013 through March 2018

- Reached surplus in September 2015 for the first time since July 2013
- NPI Payments to DMLP for trailing 12 months through March 2018 total $6.9MM
- NPI deficits in 2017 due to new Bakken capital commitments



Balance ($ Millions)
NPI Payments
$5
$0
($5)
($10)
($15)
($20)
($25)
2013
2014
2015
2016
2017
NPI Payments
Retained Cash
Outstanding Capital Commitments
NPI Deficit Balance

Minerals NPI

Trailing 12 Months Activity through March 2018

- Trailing 12 months operating margin of 65%

Trailing 12 Months Revenue	$17.7 MM
Trailing 12 Months Expenses (LOE, taxes, etc.)	($6.2 MM)
Trailing 12 Months Net Operating Income	**$11.5 MM**
Trailing 12 Months NPI Payments	**$6.9 MM**

Outstanding Capital Commitments

By Play	
Bakken	($ 6.3 MM)
Other Basins	($ 0.2 MM)
Total Capital Commitments	($ 6.5 MM)

By Status	
Wells in Pay Status	($ 3.4 MM)
Wells not in Pay Status	($ 3.1 MM)
Total Capital Commitments	($ 6.5 MM)

Note: Outstanding Capital Commitments at March 2017 were $8.3 MM

2017 NPI Net Operating Income

NPI contributions to distributions are not proportionate to production

- Oil from Permian and Bakken represent the majority of Net Operating Income
- Natural gas from Fayetteville and Hugoton are much smaller contributors due to lower margins



Production (Bcfe)
Net Operating Income ($ Millions)
5
4
3
2
1
0
10
8
6
4
2
0
Bakken
Permian
Fayetteville
Hugoton

Note: All other Geographic Areas not noted in legend are excluded from these charts.

DMLP
NASDAQ

Total Production

- Oil trend volatility affected by NPI contributions
- Gas decline is due to reduced activity in dry gas basins



Daily Gas Rate (Mcfd)
Daily Oil Rate (boed)
1,000,000
100,000
10,000
1,000
10,000
1,000
100
10
Began reporting
Plant Products as
liquid equivalent
2011
2012
2013
2014
2015
2016
2017
2018

Note: Production graph limited to "in pay" volumes. Plant Product production included as gas equivalent prior to 2014, and as oil equivalent after 2014 at 0.47:1 ratio.

DMLP NASDAQ

Royalty and NPI Production

Royalty Production

- Oil largely driven by robust Midland Basin development
- Gas decline is suppressed by associated gas from Bakken and Permian

NPI Production

- Oil was driven by Bakken participation and recent contributions from Permian APO interests
- Gas production is dominated by Hugoton Field



Daily Gas Rate (Mcfd)
100,000
10,000
1,000
100
2012
2013
2014
2015
2016
2017
2018



Daily Oil Rate (boed)
Change in Hugoton gas sales contract
100,000
10,000
1,000
100
2012
2013
2014
2015
2016
2017
2018

Note: Production graph limited to "in pay" volumes. Plant Products are included as gas equivalent prior to 2014.

Composition of Production

Contribution from Diverse Sources

- New plays have replaced declines in legacy assets
- Opportunities for production growth in mature basins


Daily Gas Rate (Mcfd)
30,000
25,000
20,000
15,000
10,000
5,000
0
2012
2013
2014
2015
2016
2017
2018


Daily Oil Rate (boed)
3,000
2,500
2,000
1,500
1,000
500
0
2011
2012
2013
2014
2015
2016
2017
2018

Hugoton | Other Permian | S. Texas/Gulf Coast | Mid-Continent | Miscellaneous | Fayetteville Shale | Barnett Shale | Bakken | Core Midland Basin

Note: Volumes attributable to NPI's are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

2017 Reserves

Total Proved Reserves of 96.8 Bcfe on 12/31/2017

- All reserves are Proved Developed Producing (PDP)
- Demonstrated history of positive revisions → new plays, infill drilling, and new technology
- Oil and Plant Product volumes exceed 50% of total reserves in 2017
- Over 40% of Plant Product volumes from the Permian Basin


Year-end Reserves (Bcfe)
100
80
60
40
20
0
1/31/2003
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Base
Revisions
Acquisitions


Natural Gas
48%
Oil &
Condensate
42%
Plant
Products
10%

Note: 12.5 Bcfe of acquired PDP reserves at time transactions closed. Gas-Oil equivalency of 6:1 ratio is used throughout this presentation.

DMLP NASDAQ

2017 Reserve Composition

- Permian and Bakken comprise 80% of total oil reserves
- Hugoton and Fayetteville comprise 48% of total gas reserves



Geographic Breakdown
Bakken 7%
Rockies 2%
Other 7%
Mid-Continent 6%
Barnett 6%
South TX/ Gulf Coast 5%
Fayetteville 6%
Hugoton 20%
Permian 41%



Royalty-NPI Split
Equivalent Reserves (Bcfe)
70
60
50
40
30
20
10
0
64.5 Bcfe
32.3 Bcfe
Royalty 67%
NPI 33%
Royalty
NPI
PP
Oil
Gas

2017 Reserve Revisions

- Midland Basin was a major driver of upward oil revisions
- Extended economic limits and Permian activity supported gas reserves


Equivalent Reserves (Bcfe)
110
100
90
80
70
60
50
40
30
20
10
0
2017 Prod.
13.3 Bcfe
96.8
Total Reserves
26.4
2017 Revisions
83.7
70.4
70.4
2017 Pro Forma
Replaced 199% of 2017 Production
12/31/2016 Reserves
12/31/2017 Pro Forma
12/31/2017 Reserves

Natural Gas Reserves (Bcf)

Year-End 2016	41.2
2017 Production	(6.5)
Revisions	12.2
Year-End 2017	**46.9**

14% Year-over-year Increase

Replaced 188% of Gas Production

Oil Reserves (Mboe)

Year-End 2016	7,092
2017 Production	(1,133)
Revisions	2,352
Year-End 2017	**8,311**

17% Year-over-year Increase

Replaced 208% of Oil Production

Note: Oil reserves include plant products as reported in 2017 10-k

Bakken/Three Forks

- 70,390 gross ac (8,905 net ac) in six core ND counties
- Majority of mineral interests are unleased
- Year-end 2017 PDP reserves of 1.16 MMboe (RI & WI)

	Well Count	Average APO GWI	Average APO NRI
Completed/Producing	683	1.892%	1.920%
Drilling/DUC/Confidential	22	1.638%	1.703%
Permitted AND Proposed	6	2.033%	2.033%
Permitted NOT Proposed	10	6.726%	6.993%
Total	**721**	**1.953%**	**1.985%**


DIVIDE
BURKE
WILLIAMS
MOUNTRAIL
MCKENZIE
DUNN

Note: NRI values are the sum of DMLP and DMOLP NRIs.

DMLP
NASDAQ

Bakken/Three Forks

- 2017 exit rate → 686 boed (73% NPI)
- 13 wells producing but not yet in pay
- 7 participation elections YTD 2018
- Rig count increased from 51 in May 2017 to 60 in May 2018



Well Count
Non-Consent Elections
Participation Elections
140
120
100
80
60
40
20
0
2011
2012
2013
2014
2015
2016
2017



Daily Production (boed)
Participation
Royalty
Non-Consent
1,400
1,200
1,000
800
600
400
200
0
2011
2012
2013
2014
2015
2016
2017
2018

Note: Production graph limited to "in pay" volumes from six county core area.

Bakken/Three Forks

McKenzie County Example

- 320 gross ac (104 net ac)
- Average NRI → 3.960%
- Participated with unleased interest

Continental Resources

1) Uhlman-Pittsburgh Unit (16 wells)

2,633 ac Spacing Unit

Uhlman 1-7H (1st Prod 2014) → EUR: 1.0 MMboe

3 new wells → 1st Prod April 2018

Potential Development Plan:

Producing Wells	6	**32 potential locations @ 660' offsets in MB & TF**
Permitted not spud	10	
Remaining Locations	16	

Continental Resources

2) Garfield Unit (5 wells)

First well in 2013, 4 additional wells in June 2017

3 Middle Bakken wells & 2 Three Forks wells

Average IP (peak) → 1,588 boed

Produced 1.3 MMboe since June 2017


WILLIAMS
MCKENZIE
1
2

DMLP
-NASDAQ-

Midland Basin

Wolfcamp/Spraberry

- 248,580 gross ac (15,430 net ac)
- Unleased at some depths in numerous tracts


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN


NPI Production (boed)
1,400
1,200
1,000
800
600
400
200
0
Participation
Non-Consent
2010
2011
2012
2013
2014
2015
2016
2017
2018


Royalty Production (boed)
1,400
1,200
1,000
800
600
400
200
0
Horizontal Wells
Vertical Wells
2010
2011
2012
2013
2014
2015
2016
2017
2018

Note: Production graphs limited to "in pay" volumes from Glasscock, Howard, Martin, Midland, Reagan, and Upton Counties. Net acreage includes multiple interest types.

Midland Basin

Glasscock County Example

- 10,240 gross ac (1,120 net ac) with an average NRI of 1.688%
- Horizontal activity on 8 of 16 sections

RSP Permian

1) Calverley 9-4 (17 wells)
13 wells producing (all in pay) – 4 permits
Cumulative 28 month production → 7,921,000 boe

2) Calverley 22-27 (8 wells)
4 wells producing (all in pay) – 4 wells spud
Cumulative 10 month production → 633,000 boe

3) Calverley 37-36 (8 wells)
2 wells producing (not in pay) – 2 wells spud – 4 permits

Diamondback

4) Riley & Tomahawk (20 wells)
9 wells producing (all in pay) – 11 permits
Cumulative 25 month production → 2,057,000 boe


GLASSCOCK
1
2
3
4
BLK 35 T4S
BLK 36 T4S
BLK 35 T5S

Midland Basin

Glasscock County Example (con't)

- Calverley Area → RSP Permian and Diamondback Energy
- Production profile representative of pad development


Daily Production (boed)
140
120
100
80
60
40
20
0
2015
2016
2017
2018
Calverley Vertical (9 Wells)
Calverley 9-4 Pad 1 (2 wells)
Riley B/C (2 wells)
Calverley 9-4 Pad 2 (2 wells)
Riley D/E (2 wells)
Calverley 9-4 Pad 3 (2 wells)
Calverley 9-4 Pad 4 (2 wells)
Tomahawk (FANG) (2 wells)
Riley F/G/H (3 wells)
Calverley 22-27 (4 wells)
Calverley 9-4 Pad 5 (5 wells)

Note: Production graph limited to "in pay" volumes. Daily production net to DMLP's royalty interest.

Midland Basin

Reagan County Example

- 22,331 gross ac (3,502 net ac)
- "Bolt-Under" acquisition – Increased Northwestern Reagan County acreage position by 63%
- Waiting on results of recent Wolfcamp C activity

Parsley Energy

1) Bates (12 wells)
12 wells producing (all in pay)
Cumulative 22 month production → 1,741,000 boe

2) Ringo (20 wells)
20 wells producing (17 in pay)
Cumulative 52 month production → 3,207,000 boe

3) Brynlee (5 wells)
2 wells producing (all in pay) – 3 wells spud
Cumulative 26 month production → 569,000 boe

Pioneer Natural Resources

4) Ringo-Bird (3 wells)
3 wells producing (all in pay)
Cumulative 9 month production → 494,000 boe

Callon Petroleum

5) Eaglehead (8 wells)
2 wells producing (not in pay) – 3 wells spud – 3 permitted
Cumulative 8 month production → 254,000 boe


REAGAN
Mike Scott 19-30 4815H (offset)
Wolfcamp C
Bast 34-39 4809H (offset)
Wolfcamp C
Taylor 45-33-4601H (offset)
Wofcamp C
~600,000 boe in 12 months
Brynlee 9-8 4809H
Wolfcamp C
Lucy Lindsay 1-36-H 4815H (offset)
Wolfcamp C
Eaglehead C-A3 26CH
Wolfcamp C
1
2
3
4
5
Legend
Existing Acreage
Newly Acquired Acreage (No Overlap)
Bolt-Under Acreage

Note: Production volumes from DrillingInfo, through February 2018.

Midland Basin

Northern Upton County Example

- Leased at all depths in 9,372 gross ac (428 net ac)
- Unleased at various depths in 12,899 gross ac (500 net ac)
- DMOLP has backed-in with full APO interest in 37 horizontal wells
- 22 additional horizontal wells have been spud but have not reached payout

Parsley Energy

1) JRS Farms 22-27 (6 wells)
6 wells producing (4 in pay)
Average NRI → 2.094% (unleased, APO)
Cumulative 15 month production → 1,375,000 boe
Payout periods ranged from 4 to 12 months

2) Sebastian 19-30 (8 wells)
4 wells producing (all in pay) – 4 wells spud
Average NRI → 0.807%
Average IP – 1,472 boed (83% oil)
Cumulative 5 month production → 418,000 boe

3) Louis (6 wells)
6 wells producing (all in pay)
Average NRI → 6.250%
Cumulative 24 month production → 1,129,000 boe

4) Sebastian 19-18 (6 wells)
3 wells spud – 3 permits
Average NRI → 16.250% (unleased)


Block 40, T5S
1
2
4
Block 38, T5S
UPTON
3
Block 39, T5S
Sold 160 net acres of leasehold for $25,000/ac in April 2018
Legend
Acreage unleased at some depth
Acreage leased all depths
Other DMLP Acreage

Note: Test rate & production volumes from DrillingInfo, through March 2018. Acreage totals & well counts limited to tracts colored in green and yellow.

Delaware Basin

Wolfcamp / Bone Springs

- 13,538 gross ac (911 net ac) located in Loving, Reeves and Ward counties, Texas and Lea County, New Mexico
- 640 gross ac of ORRI's
- Majority of tracts are leased at 1/4 royalty
- Prospective in multiple zones within the Wolfcamp and Bone Springs plays
- Eastern extension will determine Dorchester's exposure in Winkler County, if any


LEA
WINKLER
LOVING
WARD

Note: Acreage counts reflect the portions of Lea, Loving, & Ward counties shown above but do not include Winkler County. Net acreage includes multiple interest types.

Delaware Basin

Loving County Example

- 9,948 gross ac (398 net ac)
- 21 new wells permitted YTD 2018

Anadarko Petroleum

1) Silvertip (33 wells)

Average NRI → 0.570%

15 wells producing (13 in pay)

17 wells drilling/WOC

1 well permitted not spud

Cumulative 15 month production → 2,363,000 boe

10 wells spud in one stand-up 640-acre unit

Sold 48 net acres of leasehold for $30,000/ac in 2017

XTO Energy

2) St. Lucia/Kitts/John (38 wells)

Average NRI → 0.352%

5 wells producing (3 in pay)

7 wells drilling/WOC

26 wells permitted not spud

St. Lucia 76 2833 11H produced 467,000 boe in 20 months


1
2
LOVING

Note: Silvertip NRI based on Anadarko Proposed Drilling Units (320 to 640 ac). Production volumes from DrillingInfo, through February 2018.

DMLP NASDAQ

Delaware Basin

Winkler County Example

- Wolfcamp / Bone Springs
- Varying undivided mineral interests in 6,400 gross acres in Block 27
- 90% leased/HBP with average NRI of 8.940%
- Recent activity has extended the prospective limits of the Basin to the east
- Ongoing leasehold acquisition campaigns
- Operators are Felix, Mewbourne, Oasis, RSP Permian and XTO
- Current activity contiguous to DMLP position
  - 2 wells producing
  - 18 wells spud/WOC
  - 12 wells permitted not spud (2 on DMLP tracts)
- No clear timeline for confirmation of this area's productivity


BULLET 27-12 1H (offset)
Spud: 4/19/2018
KILPACKER 20-27 2H (offset)
IP – 896 boed
STAGECOACH 1H
Perm: 12/7/2017
STAGECOACH B 2H
Perm: 4/3/2018
THREE ELK STATE 4041-27 2H (offset)
IP – 1,548 boed
225,000 boe in 16 months
WINKLER



APPENDIX

DMLP
NASDAQ

2017 Reserves

History of Positive Reserve Revisions

- Cumulative Reserve Revisions have exceeded 100% of Current Reserves


Equivalent Reserves (Bcfe)
120
100
80
60
40
20
0
(20)
(40)
(60)
(80)
106.5
12.5
94.0
Initial Reserves
Acquisitions
2003-2017 Production (177.0 Bcfe)
(70.5)
96.8
Total Reserves
167.3
Total Revisions
01/31/2003 Reserves
12/31/2017 Pro Forma
12/31/2017 Reserves

Minerals NPI

Production by Product

- Added 91 new wells in 2017 located in North Dakota, Oklahoma, and Texas
- Gas production has declined since 2012, but oil production has increased by over 250%
- Bakken Participations & Permian Payouts activity led to oil increase in 2017


Daily Gas Rate (Mcfd)
Daily Oil Rate (boed)
10,000
1,000
100
10
10,000
1,000
100
10
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Note: Production graph limited to “in pay” volumes. Prior to 2014 Plant Products included as gas equivalent.

Non-Consent/Non-Participation

Texas

- Unleased mineral owner backs in for full working interest after operator recovers 100% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
100% NRI
to DMOLP

North Dakota

- Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
84% NRI to
DMOLP
16% NRI to
DMLP

Non-Consent/Non-Participation

Texas

- Unleased mineral owner backs in for full working interest after operator recovers 100% of costs

Selected Texas Counties	Total N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Howard	17	4	0.000%	2.235%
Ector	67	32	0.000%	12.290%
Gaines	16	7	0.000%	3.991%
Midland	80	28	0.000%	3.341%
Upton	205	115	0.000%	3.069%
Total	385	186	0.000%	4.732%

North Dakota

- Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs

Selected North Dakota Counties	Total N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Burke	25	0	0.031%	0.273%
Divide	39	3	0.240%	1.509%
Dunn	29	4	0.672%	4.216%
McKenzie	78	18	0.221%	1.426%
Mountrail	77	17	0.585%	3.511%
Williams	97	14	0.469%	2.857%
Total	345	56	0.398%	2.454%

Note: Total non-consent well count includes paid out wells. Average APO NRIs include all non-consent wells.

DMLP NASDAQ

Fayetteville Shale

Eastern Arkoma Basin

- 23,336 gross ac (11,464 net ac) in 196 sections
- 476 wells producing at year-end
- 2017 exit rate → 2.4 MMcfd (44% WI)
- No new wells on DMLP acreage in 2017

New Wells on Production


120
100
80
60
40
20
0
Working Interest Wells
Royalty Interest Wells
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Daily Production (Mcfd)


8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
NPI Production
Net RI Production
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Note: Production graphs limited to "in pay" volumes.

Hugoton Operated Properties

Hugoton Field – Oklahoma Panhandle

- Divested Kansas operations in Sept 2014 – average net sales of 2.8 MMcfd
- Ongoing well optimization and cost-saving initiatives, but limited upside potential


Daily Gas Rate (Mcfd)
Daily Oil Rate (boed)
100,000
10,000
1,000
1000
100
10
2004
2006
2008
2010
2012
2014
2016
2018
Change of Marketing Contract to include Liquids Realization
Sale of Kansas Hugoton Ops

Note: Gas rate based on sales volumes. Oil volumes comprised entirely of plant products.

Management Ownership

Alignment of GP and LP interests

- GP has no incentive distribution rights – fixed sharing ratio
- Management's LP interest exceeds its GP interest
- Not incentivized to make dilutive transactions
- DSD Royalty Acquisition increased Management's LP ownership


3.7 %
Mgmt GP
$1.4 MM
12.4 %
Mgmt LP*
$4.7 MM
Mgmt LP is > 3X Mgmt GP
2017 Cash Distributions $37.8 MM
83.9 %
Other LP
$31.7 MM

Note: Management LP interest includes LP units owned by officers, managers and their immediate families. Full-year calculation based on units owned at 12/31/2017.



Dorchester Minerals, LP

ANNUAL MEETING

May 16, 2018

DMLP
NASDAQ

